Transamerica Occidental Life Insurance Company
1150 South Olive Street
Los Angeles, CA  90015

Telephone:  213-742-3129
Fax:        213-741-6623






September 8, 2006


Securities and Exchange Commission
450 addressStreetFifth Street, N. W.
placeCityWashington, StateD.C.  20549

Re:  Transamerica  Separate  Account  VUL-1  of  Transamerica   Occidental  Life
Insurance Company (File No. 333-37883)

Dear Commissioners:

On behalf of Transamerica Separate Account VUL-1 of Transamerica Occidental Life Insurance Company ("separate account"), incorporated by reference are the Annual Reports for the underlying funds of the separate account for filing with the Securities and Exchange Commission pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the "Act"). The funds are as follows:

Alger American Income and Growth

Alliance VP Growth and Income - Class B
Alliance VP Large Cap Growth - Class B

Dreyfus VIF Appreciation
Dreyfus VIF Developing Leaders

Janus Aspen Series Balanced - Service Shares
Janus Aspen Series Worldwide Growth -Service Shares

MFS VIT Emerging Growth
MFS VIT Investor Trust Series
MFS VIT Research

MS UIF Emerging Markets Equity
MS UIF Fixed Income
MS UIF High Yield
MS UIF International Magnum

OCC Accumulation Trust Managed
OCC Accumulation Trust Small Cap

PIMCO VIT StocksPlus Growth and Income

Transamerica VIF Growth
Transamerica VIF Money Market

These Annual Reports are for the period ending June 30, 2006, and have been transmitted to contract holders in accordance with Rule 30d-2 under the Act.

Very truly yours,



David M. Goldstein
Senior Vice President

Entity:  AEGON/Transamerica Transamerica Equity
         AEGON/Transamerica Transamerica Money Market
File No.:         811-4419
Date of Filing:   8-29-06
Accession No.     0001104659-06-057992
CIK:     0000778207

Entity:  Alger American Fund Income and Growth - Class O
File No.:         811-05550
Date of Filing:    8-16-06
Accession No.     0000930413-06-005951
CIK:     0000930413

Entity:  AllianceBernstein VP Growth and Income - Class B
AllianceBernstein VP Large Cap Growth - Class B
File No.:         811-05398
Date of Filing:  8-30-06
Accession No.  0000936772-06-000138
CIK: 0000825316

Entity:  Dreyfus VIF Appreciation - Initial Shares
Dreyfus VIF Developing Leaders - Initial Shares
File No.:         811-05125
Date of Filing:   8-17-06
Accession No.      0000813383-06-000014
CIK:     0000813383

Entity:  Janus Aspen Series Balanced - Service Shares
Janus Aspen Series Worldwide Growth - Service Shares
File No.:         811-007736
Date of Filing:   8-25-06
Accession No.     0001104659-06-056995
CIK:     0000906185

Entity:  MFS VIT Emerging Growth - Initial Class
MFS VIT Research Series - Initial Class
MFS VIT Investor Trust Series - Initial Class
File No.:         811-08326
Date of Filing:   8-29-06
Accession No.     0000950156-06-000416
CIK:  0000918571

Entity:  Miller Anderson UIF Core Plus Fixed Income - Class 1
Miller Anderson UIF High Yield - Class 1
File No.:         811-07607
Date of Filing:   9-07-06
Accession No.     0001104659-06-059938
CIK:     0001011378

Entity:   PIMCO Advisors VIT OpCap Managed Portfolio
PIMCO Advisors VIT OpCap Small Cap Portfolio
File No.:         811-08512
Date of Filing:   8-24-06
Accession No.     0001047469-06-056914
CIK:     0000923185